Supplement dated February 10, 2017 to the Wilmington Funds Prospectus dated August

31, 2016 (the “Prospectus”)

Effective February 6, 2017, the information in the Prospectus with respect to the Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund, and Wilmington Strategic Allocation Aggressive Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

Effective February 6, 2017, Mark J. Stevenson, CFA, of Wilmington Trust Investment Advisors, Inc. (“WTIA”) ceased to be a portfolio manager of the Wilmington Strategic Allocation Aggressive Fund, Wilmington Strategic Allocation Conservative Fund and the Wilmington Strategic Allocation Moderate Fund (collectively, the “Strategic Funds”). Effective February 6, 2017, Joshua A. Savadove, CFA, of WTIA ceased to be a portfolio manager of the Wilmington Multi-Manager Real Asset Fund and the Strategic Funds. Mr. Savadove was replaced on the Wilmington Multi-Manager Real Asset Fund and the Strategic Funds by Matthew D. Glaser of WTIA.

Accordingly, all references to Mr. Savadove and Mr. Stevenson in the Prospectus are hereby deleted and replaced as described below:

The following supplements information on pages 20, 25, 30 and 35 of the Prospectus under the sub-sections entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

The following amends and replaces information on page 87 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

Multi-Manager Real Asset Fund – Matthew D. Glaser and Jordan Strauss, CFA, are responsible for the day-to-day management of the Real Asset Fund, including the portion allocated to the enhanced cash strategy. T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith oversee the day-to-day management of the portion of the Real Asset Fund allocated to CBRE Clarion. Mihir P. Worah is a portfolio manager of the portion of the Real Asset Fund allocated to PIMCO and he is primarily responsible for the day-to-management of the PIMCO-managed portion. Paul Bouchey, Thomas C. Seto and Timothy Atwill oversee the day-to-day management of the portion of the Real Asset Fund allocated to Parametric.

Strategic Allocation Moderate Fund, Strategic Allocation Aggressive Fund and Strategic Allocation Conservative Fund (Strategic Funds) – Matthew D. Glaser and Allen E. Choinski, CFA, co-manage the Strategic Funds. Under normal circumstances, Mr. Glaser or Mr. Choinski initially recommends changes to the allocation among the selection of the Underlying Funds. The co-manager who did not initiate the allocation recommendation then contribute input and analysis and the portfolio managers jointly decide the investment approach implemented.

Please keep this Supplement for future reference.

Supplement dated February 10, 2017 to the Wilmington Funds

Statement of Additional Information dated January 31, 2017 (the “SAI”)

Effective February 6, 2017, Mark J. Stevenson, CFA, of Wilmington Trust Investment Advisors, Inc. (“WTIA”) ceased to be a portfolio manager of the Wilmington Strategic Allocation Aggressive Fund, Wilmington Strategic Allocation Conservative Fund and the Wilmington Strategic Allocation Moderate Fund (collectively, the “Strategic Funds”). Effective February 6, 2017, Joshua A. Savadove, CFA, of WTIA ceased to be a portfolio manager of the Wilmington Global Alpha Equities Fund, Wilmington Multi-Manager Real Asset Fund, and the Strategic Funds. Accordingly, all references to Mr. Savadove and Mr. Stevenson in the SAI are hereby deleted.

Effective February 6, 2017, Matthew D. Glaser, of WTIA, was added as a portfolio manager to the Wilmington Multi-Manager Real Asset Fund and the Strategic Funds.

The following supplements the information on page 82 of the SAI for the Strategic Funds:

Other Accounts Managed (As of April 30, 2016)

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets of Accounts (millions)
Matthew D. Glaser
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

Dollar value range of shares owned in Strategic Allocation Aggressive Fund: None.

Dollar value range of shares owned in Strategic Allocation Conservative Fund: None.

Dollar value range of shares owned in Strategic Allocation Moderate Fund: None.

Please keep this Supplement for future reference.